Exhibit 10.4

AMENDMENT NO. 1

TO

AMENDED AND RESTATED

FYXTECH CORPORATION SHARE INCENTIVE PLAN

This Amendment (“Amendment”), dated as of June 28, 2020, is made by Yalla Group Limited (formerly known as FYXTECH CORPORATION, or the “Company”) to the Amended and Restated FYXTECH CORPORATION Share Incentive Plan (the “Plan”).

WHEREAS, the Company maintains the Plan to attract and retain the services of employees, directors and consultants considered essential to the success of the Company;

WHEREAS, pursuant to Section 16(b) of the Plan, the Board of Directors of the Company may amend any provision of the Plan at any time (subject to requirements under applicable laws); and

WHEREAS, the Company desires to amend the Plan to increase the maximum number of Shares that may be issued pursuant to Awards granted under the Plan to 41,733,506. Capitalized terms used herein and not otherwise defined have the respective meanings assigned to them in the Plan.

NOW, THEREFORE, the Company hereby amends the Plan as follows:

1.    Amendment to Section 3(a). Section 3(a) of the Plan shall, as of the date of this Amendment, be amended by deleting it in its entirety and replacing it with the following new Section 3(a):

(a)    Subject to the provisions of Sections 14 and paragraph (b) of this Section 3, the maximum aggregate number of Shares which may be subject to Awards under the Plan is 41,733,506 Shares as of the date hereof. Subject to Section 14 and paragraph (b) of this Section 3, the maximum number of Incentive Stock Options that may be granted is 41,733,506. The Shares which may be subject to Awards are authorized but unissued Shares of the Company.

2.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Cayman Islands.

3.    Incorporation. This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

4.    Ratification. All other provisions of the Plan remain unchanged and are hereby ratified by the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company hereto has executed this Amendment as of the day and year first set forth above.

YALLA GROUP LIMITED

By:	/s/ Tao Yang
Name:	Tao Yang
Title:	Director

[Signature Page to Share Incentive Plan Amendment]